Vanguard® Target Retirement 2070 Fund
Schedule of Investments (unaudited)
As of June 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Investment Companies (99.9%)
U.S. Stock Fund (53.9%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	31,718	5,459
International Stock Fund (36.0%)
	Vanguard Total International Stock Index Fund Investor Shares	220,378	3,641
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	72,839	713
International Bond Fund (3.0%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	11,511	305
Total Investment Companies (Cost $10,219)			10,118
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[1]	Vanguard Market Liquidity Fund, 1.417% (Cost $35)	352	35
Total Investments (100.2%) (Cost $10,254)			10,153
Other Assets and Liabilities—Net (-0.2%)			(25)
Net Assets (100%)			10,128
Cost is in $000.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At June 30, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Jun. 28, 2022[1] Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jun. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	—	NA2	NA2	—	—	—	—	35
Vanguard Total Bond Market II Index Fund	—	706	—	—	7	—	—	713
Vanguard Total International Bond II Index Fund	—	302	—	—	3	—	—	305
Vanguard Total International Stock Index Fund	—	3,691	—	—	(50)	—	—	3,641
Vanguard Total Stock Market Index Fund	—	5,520	—	—	(61)	—	—	5,459
Total	—	10,219	—	—	(101)	—	—	10,153
1	Inception.
2	Not applicable—purchases and sales are for temporary cash investment purposes.